Exhibit 10.8
SECURITIES PLEDGE AGREEMENT
     THIS SECURITIES PLEDGE AGREEMENT (this “Agreement”) is entered into as of this 28th day of February, 2007, by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, as administrative agent for the Lenders described below (in such capacity, “Secured Party”) under the Credit Agreement (defined below), and Southeastern Staffing, Inc., a Florida corporation (“Pledgor”).
RECITALS
     A. Reference is made to (i) that certain Credit Agreement dated as of the date hereof (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Credit Agreement”), by and among GLOBAL EMPLOYMENT SOLUTIONS, INC., a Colorado corporation, as the “Borrower” thereunder, Pledgor, the other Credit Parties thereto, Secured Party, as the administrative agent for the Lenders described therein, and the Lenders, and (ii) the other Loan Documents.
     B. The obligations of Secured Party and the Lenders to execute and deliver the Loan Documents and to make the Loans to Borrower are conditioned on, among other things, the execution of this Agreement and the pledge by Pledgor to Secured Party, for its benefit and the benefit of the Lenders, of the Collateral (as defined herein) as security for Pledgor’s Obligations under the Loan Documents, and Pledgor has agreed to enter into this Agreement in order to induce Secured Party and the Lenders to enter into the Loan Documents and to make the Loans.
     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Secured Party and the Lenders to enter into the Loan Documents, the parties hereto, intending to be legally bound, do hereby agree as follows:
SECTION 1
DEFINITIONS
     1.1 Defined Terms.
          (a) Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement or, to the extent the same are used or defined therein, the meanings provided in Article 9 of the UCC in effect on the date hereof. Whenever the context so requires, each reference to gender includes the masculine and feminine, and the singular number includes the plural and vice versa. This Agreement shall mean such agreement as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, from time to time. Unless otherwise specified, all accounting terms not defined in the Loan Documents shall have the meanings given to such terms in and shall be interpreted in accordance with GAAP. References in this Agreement to any Person shall include such Person and its successors and permitted assigns.
          (b) In this Agreement, the following terms shall have the following meanings:
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

          “Collateral” shall mean, collectively and each individually, (i) the issued and outstanding capital stock, equity securities, membership interests or units, and ownership interests, and rights issued or granted in connection with the foregoing, of each Credit Party that are now or hereafter owned or held of record or beneficially by Pledgor, including, but not limited to, the interests listed beside Pledgor’s name on Schedule 1.1 hereto (and the certificates representing such shares, securities and/or interests); (ii) all other capital stock, equity securities, warrants, options, membership interests and units, and ownership interests, and rights issued or granted in connection with the foregoing, issued by such Credit Party or any other Person now or hereafter owned or held of record or beneficially by Pledgor at any time (and the certificates or other documents or instruments representing such shares, securities and/or other interests); and (iii) any and all replacements, products and proceeds of, and dividends, distributions in property or securities, returns of capital or other distributions made on or with respect to, any of the foregoing.
          “Default” shall mean any event, fact, circumstance or condition that, with the giving of applicable notice or passage of time or both, would constitute, be or result in an Event of Default hereunder or under any Loan Document.
          “Event of Default” shall have the meaning set forth in Section 4.
          “Receipt” shall have the meaning set forth in Section 6.4.
          “Secured Obligations” shall have the meaning set forth in Section 2.1.
SECTION 2
COLLATERAL
     2.1 Pledge of Collateral.
          (a) As security for the due and punctual payment and performance by Pledgor of all the Obligations, including, without limitation, all other obligations now or hereafter owing by Pledgor to Secured Party and the Lenders under the Loan Documents and this Agreement (collectively, the “Secured Obligations”), Pledgor hereby pledges and assigns to Secured Party, for its benefit and the benefit of the Lenders, and grants to Secured Party, for its benefit and the benefit of the Lenders, a continuing first priority perfected security interest in and Lien on the Collateral and all proceeds thereof and all of its right, title and interest in and to the foregoing.
          (b) Pledgor has delivered to Secured Party, for its benefit and the benefit of the Lenders, all certificates and other documents and instruments representing Collateral described in clause (i) of the definition of Collateral, and Pledgor will deliver to Secured Party, for its benefit and the benefit of the Lenders, all certificates and other documents and instruments (as applicable) representing Collateral described in clauses (ii) and (iii) of the definition of Collateral within ten (10) Business Days after Pledgor’s acquisition and receipt of such Collateral, in each case registered in the name of Pledgor, duly endorsed in blank or accompanied by a stock or interest power duly executed by Pledgor in blank, in form and
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

substance reasonably satisfactory to Secured Party, with any and all documentary tax stamps and other documents necessary to cause Secured Party, for its benefit and the benefit of the Lenders, to have a good, valid and perfected and continuing first priority pledge of, security interest in, and Lien on the Collateral (free and clear of any Liens in favor of any Person other than those in favor of Secured Party and/or the Lenders, including, without limitation, any necessary notations in the corporate or other records books of Pledgor or the Person in which such Collateral evidences an ownership stake or other interest. At any time following the occurrence and during the continuation of an Event of Default, at the option of Secured Party, the Collateral or any part thereof may be registered in the name of Secured Party, for its benefit and the benefit of the Lenders, or in the name of its or their nominees, and Pledgor covenants that, upon demand by Secured Party, Pledgor shall, and shall cause the Person in which such Collateral evidences an ownership stake or other interest in, to effect such registration.
          (c) Secured Party shall have the right to pay any taxes relating to the Collateral and any costs to preserve the Collateral, which payments shall be part of the Secured Obligations. No injury to, or loss or destruction of any of, the Collateral or any Material Adverse Effect or Material Adverse Change shall relieve Pledgor of any of the Secured Obligations.
     2.2 Voting Rights, Dividends and Distributions.
          (a) So long as no Event of Default has occurred, is continuing, would result therefrom or be caused thereby, nor has Secured Party given written notice otherwise to Pledgor, subject to the terms of this Agreement (i) Pledgor shall be entitled to exercise all voting and/or consensual rights and powers relating to the Collateral; provided that in exercising such rights and powers, Pledgor shall not take any action that is or would be adverse to the interests of Secured Party and/or the Lenders, and (ii) Pledgor shall be entitled to receive and retain cash dividends and/or distributions payable on the Collateral.
          (b) Upon the occurrence and during the continuation of an Event of Default, all rights of Pledgor to exercise voting and/or consensual rights and powers and/or to receive dividends and/or distributions that Pledgor is entitled to exercise and/or receive pursuant to this Section 2.2 shall cease immediately without any notice to Pledgor or action by or on behalf of Secured Party or any other Person, and all such rights thereupon shall become vested solely and exclusively in Secured Party, for its benefit and the benefit of the Lenders, automatically without any action by any Person. Pledgor hereby appoints Secured Party, for its benefit and the benefit of the Lenders, its attorney-in-fact, with full power of substitution, which appointment as attorney-in-fact is irrevocable and coupled with an interest, to take all such actions upon or after the occurrence and continuation of an Event of Default, whether in the name of Secured Party, any Lender or Pledgor, as Secured Party may consider necessary or desirable for the purpose of exercising such rights and receiving such dividends and/or distributions. Any dividends, distributions in property, returns of capital and other distributions made on or in respect of the Collateral, and any and all cash and other property received in exchange therefor and/or redemption of any Collateral delivered to Pledgor in violation of this Agreement shall be held in trust for the benefit of the Secured Party, for its benefit and the benefit of the Lenders, and forthwith shall be delivered to Secured Party, for its benefit and the benefit of the Lenders. Any
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

and all money and other property received by Secured Party pursuant to the provisions of this Section 2.2(b) shall be retained by Secured Party, for its benefit and the benefit of the Lenders, as part of the Collateral.
          (c) Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party such proxies, powers of attorney, dividend orders and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and/or consensual rights and powers that it is entitled to exercise pursuant to this Agreement and/or to receive the dividends and/or distributions that it is authorized to receive and retain pursuant to this Agreement.
SECTION 3
REPRESENTATIONS, WARRANTIES AND COVENANTS
     3.1 Collateral. Pledgor hereby represents and warrants to Secured Party and the Lenders (which representations and warranties shall survive the execution and delivery of this Agreement and the making of Loans under the Credit Agreement) as follows: (a) Pledgor is, or, with respect to Collateral described in clauses (ii) and (iii) of the definition of Collateral, will be, the sole direct record and beneficial owner of each share, security and other interest that comprises Collateral, and Pledgor has and will have good, valid and marketable title thereto, free and clear of all Liens other than those created by this Agreement and Permitted Liens; (b) all of Collateral has been, or, with respect to Collateral described in clauses (ii) and (iii) of the definition of Collateral, will be, duly authorized and validly issued, fully paid and nonassessable; (c) Collateral constitutes that percentage of the issued and outstanding capital stock, equity securities, membership units and ownership interests of each Credit Party in which such Collateral represents an ownership interest (calculated on a fully diluted, as converted basis) as set forth on Schedule 1.1 as such Schedule may be updated with the consent of the Secured Party (not to be unreasonably withheld, conditioned or delayed); and (d) Collateral is and will be duly and validly pledged to Secured Party, for its benefit and the benefit of the Lenders, in accordance with law, and Secured Party, for its benefit and the benefit of the Lenders, has and will have a good, valid and perfected first priority Lien on and security interest in Collateral and the proceeds thereof subject to no other Liens, other than Permitted Liens, and no filing or other action will be necessary to perfect or protect such Lien other than the filing of a UCC-1 financing statement in favor of Secured Party on or prior to the Closing Date. Upon (i) the filing of a UCC financing statement naming Pledgor as “debtor,” naming Secured Party as “secured party” and describing the Collateral in the State of Delaware and (ii) in the case of Collateral consisting of certificated securities, in addition to filing such financing statements, delivery of the certificates representing such certificated securities, duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, the security interest in the Collateral granted to Secured Party, for its benefit and the benefit of the Lenders, will constitute perfected security interest therein prior to all other Liens, securing payment of the Secured Obligations. Pledgor has full legal authority and power to own the Collateral and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereunder, and Pledgor is under no legal restriction, limitation or disability that would prevent any of the foregoing. No financing statement relating to any of the Collateral is on file in any public office
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

except those on behalf of Secured Party for the benefit of itself and the Lenders and those related to Permitted Liens.
     3.2 Authorization. The execution, delivery and performance by Pledgor of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary actions on the part of Pledgor and pursuant to all necessary consents required therefor. This Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity). No approval, consent, authorization of, filing registration or qualification with, or other action by, Pledgor or any other Person (including, without limitation, any Person whose securities constitute part of the Collateral) or Governmental Authority is or will be necessary to permit the valid execution, delivery and performance of this Agreement by Pledgor or the consummation of the transactions or creation of the Liens and security interests contemplated hereby other than delivery of certificates representing the Collateral (if any) to Secured Party and the filing of appropriate UCC financing statements.
     3.3 No Conflicts. The execution, delivery and performance by Pledgor of this Agreement and the consummation of the transactions contemplated hereby (including, but not limited to, the exercise of rights or remedies by Secured Party under this Agreement) and the granting and creation of the security interest and Liens contemplated hereby do not and will not (a) conflict with or violate any provision of any applicable law, statute, rule, regulation, ordinance, license or tariff or any judgment, decree or order of any court or other Governmental Authority binding on or applicable to Pledgor or any Person whose securities constitute part of the Collateral or any of its or their properties or assets, except as could not reasonably be expected to result in a Material Adverse Effect; (b) conflict with, result in a breach of, constitute a default of or an event of default under, or an event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, require any consent not obtained under, or result in or require the acceleration of any indebtedness pursuant to, any indenture, agreement or other instrument to which Pledgor or any other Credit Party is a party or by which it or they, or any of its or their properties or assets are bound or subject except, in each case, as could not reasonably be expected to result in a Material Adverse Effect; (c) if applicable, conflict with or violate any provision of the certificate of incorporation or formation, by-laws, limited liability company agreement or similar documents of Pledgor or any other Credit Party, or any agreement by and between Pledgor or any other Credit Party and its shareholders or equity owners or among any such shareholders or equity owners; (d) without limiting the generality of the foregoing, the exercise of any rights or remedies by Secured Party under this Agreement or the other Loan Documents, or under law, is not subject to any rights of first refusal, preemptive rights, or other similar rights in favor of any other Person; or (e) result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of Pledgor or any Person whose securities constitute part of the Collateral (except as contemplated herein).
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

     3.4 Non-Subordination. The obligations of Pledgor under this Agreement are not subordinated in any way to any other obligation of Pledgor or to the rights of any other Person, and Pledgor is not a party to or bound by any other agreement, document or instrument that otherwise relates to the Secured Obligations or any of the Collateral (other than the Loan Documents and the Subordinated Loan Documents).
     3.5 Litigation and Compliance; Other Agreements. (a) Pledgor is not in default or breach of the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, document or instrument to which it is a party or by which it or any of its properties or assets is or are bound or subject, which default or breach, if not remedied within any applicable grace period or cure period, would reasonably be expected to result in a Material Adverse Effect. There is no action, suit, proceeding or investigation pending or, to Pledgor’s actual knowledge, threatened, before or by any court, arbitrator or Governmental Authority (i) against or affecting the Collateral, Pledgor, any entity whose securities constitute the Collateral, this Agreement or the transactions contemplated hereby, or (ii) that questions or could reasonably be expected to prevent the validity of this Agreement or the right or ability of Pledgor to execute or deliver this Agreement or to consummate the transactions contemplated hereby or to create or grant the Liens and security interests contemplated hereby.
          (b) Neither Pledgor nor any Person whose securities constitute part of the Collateral is (i) a party to any judgment, order or decree or any agreement, document or instrument, or subject to any restriction, which would materially adversely affect its ability to execute and deliver, or perform under, this Agreement, or (ii) in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, document or instrument to which it is a party or to which any of its properties or assets are subject, which default, if not remedied within any applicable grace or cure period, would reasonably be expected to result in a Material Adverse Effect, nor is there any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period would reasonably be expected to result in a Material Adverse Effect.
     3.6 Truthful Disclosure. The representations and warranties made by Pledgor in this Agreement do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein not materially misleading, and there is no fact actually known to Pledgor which Pledgor has not disclosed to Secured Party in writing which would reasonably be expected to result in a Material Adverse Effect.
     3.7 Covenants.
          (a) Pledgor shall, and shall cause each Person whose securities constitute part of the Collateral to, take all necessary and appropriate actions to ensure that this Agreement and the Liens and pledges created hereby are and remain enforceable against Pledgor in accordance with their terms and that Pledgor complies with each of its obligations hereunder. Pledgor shall not (i) cause or permit to be done, or enter into or make or become a party to any agreement,
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

arrangement or commitment to do or cause to be done, any of the things prohibited by this Agreement or that would breach this Agreement, or (ii) enter into or make or become a party to any agreement, document or instrument or arrangement that conflicts with this Agreement or that would prevent Pledgor from complying herewith and/or performing hereunder in all material respects.
          (b) Pledgor hereby agrees to take or cause to be taken promptly such further actions, obtain such consents, waivers, and approvals and duly execute and deliver or cause to be executed and delivered such further agreements, assignments, instructions or documents as Secured Party may request in its Permitted Discretion with respect to or in order to fully effectuate the purposes, terms and conditions of this Agreement and the consummation of the transactions contemplated hereby, whether before, at or after the performance and/or consummation of such transactions or the occurrence of a Default or Event of Default, including, without limitation, any of the foregoing necessary or required or requested by Secured Party in its Permitted Discretion to create, perfect, maintain, preserve, continue, validate or otherwise protect, and from time to time renew, Secured Party’s, for its benefit and the benefit of the Lenders, perfected first priority Lien on and pledge of the Collateral. Without limiting the foregoing, upon the exercise by Secured Party or any Lender or any of its or their Affiliates or agents of any right or remedy which requires any consent, approval or registration with, consent, qualification or authorization by, any Person, Pledgor shall execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments and other documents that Secured Party or any Lender or its or their Affiliate or agents may require, in their Permitted Discretion, be obtained for such consent, approval, registration, qualification or authorization. Pledgor hereby appoints Secured Party, for its benefit and the benefit of the Lenders, its attorney-in-fact (without requiring Secured Party to act as such), with full power of substitution, which appointment as attorney-in-fact is irrevocable and coupled with an interest, to take all such actions, whether in the name of Secured Party, for its benefit and the benefit of the Lenders, or Pledgor, as Secured Party in its Permitted Discretion may consider necessary or desirable with respect to the foregoing (to the extent Pledgor fails to so execute and/or file any of the foregoing within five (5) Business Days of Secured Party’s request or the time when Pledgor is otherwise obligated to do so). Pledgor will pay all costs associated with respect to the foregoing, including without limitation, the cost of filing any of the foregoing in all public offices or other locations wherever Secured Party deems filing to be necessary or desirable.
          (c) Pledgor (i) shall (A) maintain at all times the pledge of the Collateral to Secured Party, for its benefit and the benefit of the Lenders, and Secured Party’s, for its benefit and the benefit of the Lenders, perfected first priority Lien on the Collateral; and (B) defend the Collateral and Secured Party’s, for its benefit and the benefit of the Lenders, perfected first priority Lien thereon and pledge thereof against all claims and demands of all Persons at any time and pay all reasonable costs and expenses (including, without limitation, in-house documentation and diligence fees and legal expenses and reasonable attorneys’ fees and expenses) in connection with such defense, which, at Secured Party’s discretion, shall be added to the Secured Obligations, and (ii) shall not sell, lease, transfer, pledge, encumber, restrict, assign or otherwise dispose of any of the Collateral or any interest therein or create, incur,
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

assume or suffer to exist any Lien on the Collateral or any interest therein (except pursuant hereto, and Permitted Liens).
          (d) Pledgor shall, and shall cause each Person whose securities constitute the Collateral to, (i) keep true, complete and accurate records with respect to the Collateral, and (ii) not take or permit to be taken any action in connection with the Collateral or otherwise which would impair in any material respect (as determined by Secured Party in its Permitted Discretion) the value of the Collateral or any portion thereof or the value of the interests or rights of Pledgor or Secured Party, for its benefit and the benefit of the Lenders, therein, including, without limitation, any amendment to or modification of the certificate of incorporation (or similar charter documents) or bylaws (or similar documents) of Pledgor or such Person.
     3.8 No Third Party Beneficiary. No rights are intended to be created under this Agreement for the benefit of any third party donee, creditor or incidental beneficiary of Pledgor.
SECTION 4
EVENTS OF DEFAULT
          The occurrence of any one or more of the following shall constitute an “Event of Default” under this Agreement: (1) Pledgor shall be in violation, breach or default of, or shall fail to perform, observe or comply with any covenant, obligation or agreement set forth in, this Agreement within five (5) business days of written notice from Secured Party (provided that no such additional notice shall be required if the applicable covenant, obligation or agreement provides for notice); (2) any representation, statement or warranty made or deemed made by Pledgor in this Agreement shall not be true and correct in all material respects or shall have been false or misleading in any material respect on the date when made or deemed to have been made (except to the extent already qualified by materiality, in which case it shall be true and correct in all respects and shall not be false or misleading in any respect on the date when made or deemed to have been made); (3) any Event of Default (as defined in the Credit Agreement) shall occur and be continuing past any cure period (if applicable) and shall not have been waived in writing; or (4) if prior to termination of this Agreement pursuant to Section 6.10 hereof and other than as caused by Secured Party or any Lender, this Agreement shall cease to be in full force and effect or any Lien created hereunder shall cease to constitute a valid perfected first priority Lien on the Collateral or Secured Party, for its benefit and the benefit of the Lenders, otherwise ceases to have a valid perfected first priority Lien on and security interest in any of the Collateral.
SECTION 5
RIGHTS AND REMEDIES
     5.1 Rights and Remedies in Loan Documents.
          (a) In addition to the provisions set forth in this Agreement, upon the occurrence and during the continuation of an Event of Default, Secured Party, for its benefit and the benefit of the Lenders, shall have the right to exercise any and all rights, powers, options and remedies provided for in any Loan Document and/or herein, under the UCC or at law or in
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

equity, including, without limitation, to the fullest extent permitted by applicable law, the right (in its sole and absolute discretion) to, which Pledgor agrees to be commercially reasonable, (i) apply the Collateral and any other property of Pledgor held by Secured Party, for its benefit and the benefit of the Lenders, or the Lenders to reduce the Secured Obligations, (ii) foreclose the Liens created hereunder and under the Loan Documents, (iii) realize upon, take possession of and/or sell any Collateral, with or without judicial process, at public or private sales or at any broker’s board or on any securities exchange or otherwise, (iv) exercise all rights and powers with respect to the Collateral as Pledgor might exercise in its absolute discretion, including, without limitation, (1) to relinquish or abandon any Collateral or any Lien thereon, (2) to vote all or any part of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof, (3) to settle, adjust, compromise and arrange all claims and demands whatsoever in relation to all or any part of the Collateral, (4) to execute all such contracts, agreements, deeds, documents and instruments, to bring, defend and abandon all such actions, suits and proceedings, and to take all actions in relation to all or any part of the Collateral, and/or (5) to appoint managers, sub-agents, and officers for any of the purposes mentioned in the foregoing provisions of this Section and to dismiss the same, (v) collect and send notices regarding the Collateral, with or without judicial process, (vi) by its own means or with judicial assistance, enter any premises at which Collateral is located, or render any of the foregoing unusable or dispose of the Collateral on such premises without any liability for rent, storage, utilities, or other sums, and Pledgor shall not resist or interfere with such action, and/or (vii) at Pledgor’s expense, require that all or any part of the Collateral be assembled and made available to Secured Party at any place designated by Secured Party in its Permitted Discretion. Secured Party, for its benefit and the benefit of the Lenders, shall have the right in its sole discretion to determine which rights and/or remedies Secured Party or the Lenders may at any time pursue, relinquish, subordinate or modify, and such determination will not in any way modify or affect any of Secured Party’s or Lenders’ rights, Liens or remedies under any Loan Document or this Agreement, applicable law or equity. The enumeration of any rights and remedies in this Agreement or any Loan Document is not intended to be exhaustive, and all rights and remedies of Secured Party described in this Agreement and the Loan Documents are cumulative and are not alternative to or exclusive of any other rights or remedies which Secured Party otherwise may have. The partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.
          (b) Notwithstanding any provision of any Loan Document, Secured Party, in its sole discretion, shall have the right, but not the obligation, at any time that any Credit Party or Pledgor fails to do so, and from time to time, without prior notice, as applicable, to: (i) obtain insurance covering any of the Collateral to the extent required under the Credit Agreement and not obtained by Pledgor; (ii) discharge taxes, levies or Liens on any of the Collateral that are in violation of any Loan Document unless Credit Party or Pledgor, as applicable, is in good faith with due diligence by appropriate proceedings contesting those items; and (iii) pay for the maintenance, repair and/or preservation of the Collateral. Such expenses and advances shall be added to the Secured Obligations until reimbursed to Secured Party and shall be secured by the Collateral, and such payments by Secured Party shall not be construed as a waiver by Secured
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

Party or the Lenders of any Event of Default or any other rights or remedies of Secured Party and the Lenders.
          (c) Pledgor agrees that notice received by it at least ten (10) calendar days before the time of any intended public sale, or the time after which any private sale or other disposition of Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Secured Party without prior notice to Pledgor. At any sale or disposition of Collateral, Secured Party may (to the extent permitted by applicable law) (i) purchase all or any part thereof free from any right of redemption by Pledgor or any Credit Party or other Person guaranteeing the Secured Obligations, which right is hereby waived and released, (ii) restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account, for investment and not with a view to the distribution or resale of the Collateral, and (iii) otherwise require that such sale be conducted subject to restrictions as to such other matters as Secured Party may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities and other laws.
          (d) Pledgor hereby acknowledges that (i) notwithstanding that a higher price might be obtained for the Collateral at a public sale than at a private sale or sales, the making of a public sale of the Collateral may be subject to registration requirements under applicable securities laws and other legal restrictions, compliance with which would require such actions on the part of Pledgor, would entail such expenses and would subject Secured Party, any Lender, any underwriter through whom the Collateral may be sold or any controlling person of any of the foregoing to such liabilities, as would make a public sale of the Collateral impractical, and, accordingly, Pledgor hereby agrees that private sales made by Secured Party or any Lender in good faith in accordance with the provisions of this Agreement may be at prices and on other terms less favorable to the seller than if the Collateral were sold at a public sale, and that Secured Party and the Lenders shall not have any obligation to take any steps in order to permit the Collateral to be sold at a public sale, such a private sale being considered or deemed to be a sale in a commercially reasonable manner; and (ii) Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale that may be necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser(s) by any Governmental Authority or officer or court.
     5.2 Application of Proceeds. In addition to any other rights, options and remedies Secured Party and the Lenders have under the Loan Documents, the UCC, at law or in equity, the proceeds of any collection, recovery, receipt, appropriation, realization, transfer, exchange, disposition or sale of the Collateral as aforesaid shall be applied in the following order of priority: (a) first, to the payment of all reasonable costs and expenses incurred by Secured Party and the Lenders in connection therewith or incidental to the care, safekeeping or otherwise of any of the Collateral, and to the payment of all sums which Secured Party and the Lenders may be required or may elect to pay, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments that Secured Party and the Lenders may
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

be required or authorized to make under any provision of this Agreement or any Loan Document (including, without limitation, in each such case, in-house documentation and diligence fees and legal expenses, search, audit, recording, professional and filing fees and expenses and reasonable attorneys’ fees and all expenses, liabilities and advances made or incurred in connection therewith); (b) second, to the payment of all Secured Obligations in such order as determined by Secured Party in its sole discretion; (c) third, to the obligations under the Subordinated Loan Documents, (d) fourth, to the satisfaction of indebtedness secured by any subordinate security interest of record in the Collateral if written notification of demand therefor is received before distribution of the proceeds is completed, provided, that, if requested by Secured Party, the holder of a subordinate security interest shall furnish reasonable proof of its interest, and unless it does so, Secured Party and the Lenders need not address its claims; and (e) fifth, to the payment of any surplus then remaining to Pledgor or Credit Party, as applicable, unless otherwise provided by law or directed by a court of competent jurisdiction, provided that Pledgor shall be liable, jointly and severally, for any deficiency if such proceeds are insufficient to satisfy the Secured Obligations or any other item referred to in this section.
     5.3 Rights to Appoint Receiver. Without limiting and in addition to any other rights, options and remedies Secured Party and the Lenders have hereunder or under the Loan Documents, the UCC, at law or in equity, upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Secured Party to enforce its rights and remedies in order to manage, protect and preserve the Collateral and continue the operation of the business of any Credit Party in which such Collateral represents an ownership interest and/or Pledgor and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payments as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.
     5.4 Attorney in Fact. Pledgor hereby irrevocably appoints Secured Party, for its benefit and the benefit of the Lenders, as its attorney in fact to take any action Secured Party deems necessary or desirable upon the occurrence and during the continuation of an Event of Default to perfect, protect and realize upon its Lien and first priority security interest in the Collateral, for its benefit and the benefit of the Lenders, including the execution and delivery of any and all documents or instruments related to the Collateral in Pledgor’s name, or otherwise to effect fully the purpose, terms and conditions of this Agreement and the other Loan Documents, and said appointment shall create in Secured Party, for its benefit and the benefit of the Lenders, a power coupled with an interest.
SECTION 6
MISCELLANEOUS
     6.1 No Waiver of Defaults; Waiver. No course of action or dealing, renewal, waiver, release or extension of any provision of any Loan Document or this Agreement, or single or partial exercise of any such provision, or delay, failure or omission on Secured Party’s or the Lenders’ part in enforcing any such provision shall affect the liability of Pledgor or operate as a
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

waiver of such provision or preclude any other or further exercise of such provision. No waiver by Secured Party or any Lender of any one or more defaults by any other party in the performance of any of the provisions of any Loan Document or this Agreement shall operate or be construed as a waiver of any future default, whether of a like or different nature, and each such waiver shall be limited solely to the express terms and provisions of such waiver. Notwithstanding any other provision of any Loan Document or this Agreement, by completing the Closing and/or by making Advances, neither Secured Party nor any Lender waives any breach of any representation or warranty under any Loan Document or this Agreement, and all of Secured Party’s and the Lenders’ claims and rights resulting therefrom are specifically reserved. Except as expressly provided for herein, Pledgor hereby waives setoff, counterclaim, demand, presentment, protest, all defenses (other than indefeasible payment) with respect to any and all instruments and all notices and demands of any description (including, without limitation, notice of acceptance hereof, notice of any Loan made, credit extended, collateral received or delivered) and the pleading of any statute of limitations as a defense to any demand under any Loan Document, it being the intention that Pledgor shall remain liable under this Agreement and the Loan Documents until the full amount of all Secured Obligations shall have been indefeasibly paid in cash and performed and satisfied in full and the Credit Agreement terminated, notwithstanding any act, omission or anything else which might otherwise operate as a legal or equitable discharge of Pledgor. Pledgor hereby waives any and all defenses (other than indefeasible payment) and counterclaims it may have or could interpose in any action or proceeding brought by Secured Party or any Lender to obtain an order of court recognizing the assignment of, or Lien of Secured Party, for its benefit and the benefit of the Lenders, in and to, any Collateral.
     6.2 Entire Agreement. This Agreement and the other Loan Documents to which Pledgor is a party constitute the entire agreement between Pledgor, Secured Party and the Lenders with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing signed by the parties hereto. Each party hereto acknowledges that it has been advised by its own counsel in connection with the negotiation and execution of this Agreement and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.
     6.3 Amendment. No provision of this Agreement may be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by a written agreement signed by Secured Party and Pledgor. Pledgor acknowledges that it has been advised by its own counsel in connection with the negotiation and execution of this Agreement and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.
     6.4 Notices. Any notice or request under this Agreement shall be given to any party thereto at such party’s address set forth beneath its signature on the signature page thereto, or at such other address as such party may hereafter specify in a notice given in the manner required under this Section 6.4. Any such notice or request shall be given only by, and shall be deemed to
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

have been received upon (each, a “Receipt”): (a) registered or certified mail, return receipt requested, on the date on which received as indicated in such return receipt, (b) delivery by a nationally recognized overnight courier, one (1) Business Day after deposit with such courier, or (c) facsimile or electronic transmission, in each case upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable.
     6.5 Governing Law; Jurisdiction; Construction. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION. ANY JUDICIAL PROCEEDING AGAINST PLEDGOR WITH RESPECT TO THE SECURED OBLIGATIONS, THIS AGREEMENT, OR ANY RELATED AGREEMENT MAY BE BROUGHT IN THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK COUNTY, STATE OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR (a) ACCEPTS THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY, (b) WAIVES PERSONAL SERVICE OF PROCESS, (c) AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 6.4 HEREOF, AND (d) WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED IN THE AFORESAID COURTS AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION, VENUE, CONVENIENCE OR FORUM NON CONVENIENS. NOTHING SHALL AFFECT THE RIGHT OF SECURED PARTY OR ANY LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF SECURED PARTY OR ANY LENDER TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION HAVING JURISDICTION. ANY JUDICIAL PROCEEDINGS AGAINST SECURED PARTY OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, THE SECURED OBLIGATIONS, THIS AGREEMENT OR ANY RELATED AGREEMENT SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN NEW YORK COUNTY, STATE OF NEW YORK. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT IT PARTICIPATED IN THE NEGOTIATION AND DRAFTING OF THIS AGREEMENT WITH THE ASSISTANCE OF ITS OWN COUNSEL AND THAT, ACCORDINGLY, NO PARTY SHALL MOVE OR PETITION A COURT CONSTRUING THIS AGREEMENT TO CONSTRUE IT MORE STRINGENTLY AGAINST ONE PARTY THAN AGAINST ANY OTHER.
     6.6 Severability; Captions; Counterparts; Facsimile Signature. If any provision of this Agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Agreement which shall be given effect so far as possible. The captions in this Agreement are intended for convenience and reference only and shall not affect the meaning or interpretation of this Agreement. This Agreement may be executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

instrument) and by facsimile transmission, which facsimile signatures shall be considered original executed counterparts. Each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.
     6.7 Successors and Assigns. This Agreement (a) shall inure to the benefit of, and may be enforced by, Secured Party and the Lenders, Transferees, Participants and all future holders of the Notes, any of the Secured Obligations or any of the Collateral and each of their respective successors and permitted assigns, and (b) shall be binding upon and enforceable against Pledgor and Pledgor’s permitted assigns and successors. Pledgor shall not assign, delegate or transfer this Agreement or any of its rights or obligations hereunder without the prior written consent of Secured Party. This Agreement shall be binding upon Pledgor and its respective heirs, administrators, executors, successors and assigns. Nothing contained in this Agreement or any other Loan Document shall be construed as a delegation to Secured Party or any Lender of Pledgor’s duty of performance. PLEDGOR ACKNOWLEDGES AND AGREES THAT SECURED PARTY AND THE LENDERS AT ANY TIME AND FROM TIME TO TIME MAY (I) DIVIDE AND REISSUE (WITHOUT ANY SUBSTANTIVE CHANGES OTHER THAN THOSE RESULTING FROM SUCH DIVISION) THE NOTES, IF ANY, AND/OR (II) SELL, ASSIGN OR GRANT PARTICIPATING INTERESTS IN OR TRANSFER ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT, ANY NOTE, THE OBLIGATIONS, THE COLLATERAL AND/OR THE LOAN DOCUMENTS TO ONE OR MORE TRANSFEREES IN EACH CASE ON THE TERMS AND CONDITIONS PROVIDED IN THE CREDIT AGREEMENT. The terms “Secured Party” and “Lenders” in this Agreement include Transferees and Participants and Secured Party’s successors and assigns, each of which shall have all rights and benefits of Secured Party or the Lenders thereunder. Each Transferee and Participant shall have all of the rights and benefits with respect to the Secured Obligations, Notes (if any), Collateral, this Agreement and/or Loan Documents held by it as fully as if the original holder thereof. Notwithstanding any other provision of this Agreement or any Loan Document, Secured Party and the Lenders may disclose to any Transferee or Participant all information, reports, financial statements, certificates and documents obtained under any provision of this Agreement.
     6.8 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY. PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.
     6.9 Expenses. Pledgor shall pay all reasonable costs and expenses incurred by Secured Party, the Lenders and/or their Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches and wire transfer fees and audit expenses), and reasonable attorneys’ fees and expenses, (a) in any effort to enforce, protect or collect payment of any Secured Obligation or to enforce this Agreement or any related agreement, document or instrument, (b) in connection with entering into, negotiating, preparing, reviewing and executing this Agreement, the Credit Agreement and other Loan Documents, and/or any related agreements, documents or instruments, (c) arising in any way out of administration of the Secured Obligations or the taking or refraining from taking by Secured Party or the Lenders of any action requested by Pledgor, (d) in connection with instituting, maintaining, preserving, enforcing and/or foreclosing on Secured Party’s, for the benefit of itself and the Lenders, Liens in any of the Collateral or securities pledged under this Agreement, whether through judicial proceedings or otherwise, (e) in defending or prosecuting any actions, claims or proceedings arising out of or relating to Secured Party’s and/or the Lenders’ transactions with Pledgor, (f) in seeking, obtaining or receiving any advice with respect to its rights and obligations under this Agreement and any related agreement, document or instrument, (g) arising out of or relating to any Default or Event of Default or occurring thereafter or as a result thereof, (h) in connection with all actions, visits, audits and inspections undertaken by Secured Party or the Lenders or their Affiliates pursuant to this Agreement, and/or (i) in connection with any modification, restatement, supplement, amendment, waiver or extension of this Agreement and/or any related agreement, document or instrument. All of the foregoing shall be part of the Secured Obligations. If Secured Party, any Lender or any of their Affiliates uses in-house counsel for any purpose under this Agreement for which Pledgor is responsible to pay or indemnify, Pledgor expressly agree that the Secured Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Secured Party, such Lender or such Affiliate in its sole discretion for the work performed.
     6.10 Termination. This Agreement shall continue in full force and effect until full performance and indefeasible payment in full in cash of all Secured Obligations and termination of the Credit Agreement. Notwithstanding any other provision of this Agreement or any Loan Document, no termination of this Agreement shall affect Secured Party’s or the Lenders’ rights or any of the Secured Obligations existing as of the effective date of such termination until the Secured Obligations have been fully performed and indefeasibly paid in cash in full. The Liens granted to Secured Party, for its benefit and the benefit of the Lenders, hereunder and any financing statements filed pursuant hereto and the rights and powers of Secured Party and the Lenders hereunder shall continue in full force and effect until all of the Secured Obligations have been fully performed and indefeasibly paid in full in cash.
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

     6.11 Approvals and Duties; Release of Collateral. Unless expressly provided herein to the contrary, any approval, consent, waiver or satisfaction of Secured Party or the Lenders with respect to any matter that is the subject of any Loan Document may be granted or withheld by Secured Party in its sole and absolute discretion. Secured Party and the Lenders shall have no responsibility for or obligation or duty with respect to any of the Collateral (other than the duty of reasonable care with respect to the safekeeping of such Collateral in their custody and accounting therefor if requested by Pledgor) or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto. Promptly following full performance and satisfaction and indefeasible payment in full in cash of all Secured Obligations and the termination of this Agreement and the Loan Documents, the Liens created hereby shall terminate and Secured Party and the Lenders shall execute and deliver such documents, at Pledgor’s expense, as are necessary to release their Liens in the Collateral and shall return the Collateral to Pledgor. Each of Secured Party and each Lender shall not be deemed to have made any representation or warranty with respect to any Collateral so delivered except that such Collateral is free and clear, on the date of such delivery, of any and all Liens arising from its own acts.
     6.12 Survival. It is the express intention and agreement of the parties hereto that all covenants, representations, warranties and waivers and indemnities made by Pledgor herein shall survive the execution, delivery and termination of this Agreement until all Secured Obligations are performed in full and indefeasibly paid in full in cash and the Loan Documents are terminated.
[SIGNATURES ON NEXT PAGE]
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)

          IN WITNESS WHEREOF, each of the parties hereto has duly executed this Securities Pledge Agreement as of the date first written above.

“Pledgor”:

SOUTHEASTERN STAFFING, INC.

By:	/s/ Howard Brill
Name: Title:	Howard Brill Executive Vice President
c/o Global Employment Solutions, Inc.
10375 Park Meadows Dr., Suite 375
Lone Tree, CO 80124
Attention: Chief Financial Officer of Global
Employment Solutions, Inc.
Telephone: (303) 200-1545
FAX: (303) 216-9533
E-Mail: dhollenbach@gesnetwork.com

“Secured Party”:

CAPITALSOURCE FINANCE LLC

By:	/s/ Albert Rocha
Name:	Albert Rocha
Title:	Senior Counsel
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
Attention:	Corporate Finance Group, Portfolio
Manager
Telephone:	(301) 841-2700
FAX:	(301) 841-2360
E-Mail:	krees@capitalsource.com
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)
S-1

Securities Pledge Agreement
Schedule 1.1

				Certificate
		Identity of	Percentage of	Representing Such
Pledgor	Name of Entity	Pledged Equity	Ownership	Securities
Southeastern Staffing, Inc.	Bay HR, Inc.	Common Stock	100%	No. 1

Southeastern Staffing, Inc.	Southeastern Georgia HR, Inc.	Common Stock	100%	No. 1

Southeastern Staffing, Inc.	Southeastern Staffing II, Inc.	Common Stock	100%	No. 1

Southeastern Staffing, Inc.	Southeastern Staffing III, Inc.	Common Stock	100%	No. 1

Southeastern Staffing, Inc.	Southeastern Staffing IV, Inc.	Common Stock	100%	No. 1

Southeastern Staffing, Inc.	Southeastern Staffing V, Inc.	Common Stock	100%	No. 1

Southeastern Staffing, Inc.	Southeastern Staffing VI, Inc.	Common Stock	100%	No. 1
Securities Pledge Agreement
Southeastern Staffing, Inc.
(CapitalSource/Global Employment)